UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-1512

                         OPPENHEIMER CAPITAL INCOME FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: AUGUST

                      Date of reporting period: 08/31/2006

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
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--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Oil & Gas                                                                  14.5%
--------------------------------------------------------------------------------
Tobacco                                                                     7.9
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Diversified Financial Services                                              6.7
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Insurance                                                                   5.1
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Diversified Telecommunication Services                                      2.2
--------------------------------------------------------------------------------
Specialty Retail                                                            2.0
--------------------------------------------------------------------------------
Aerospace & Defense                                                         1.6
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    1.5
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Thrifts & Mortgage Finance                                                  1.4
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Commercial Banks                                                            1.3

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2006, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Altria Group, Inc.                                                          6.0%
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                         5.3
--------------------------------------------------------------------------------
Kinder Morgan Management LLC                                                5.0
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             3.9
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                                       3.6
--------------------------------------------------------------------------------
Bank of America Corp.                                                       2.8
--------------------------------------------------------------------------------
CSK Auto Corp.                                                              2.1
--------------------------------------------------------------------------------
Loews Corp./Carolina Group                                                  2.0
--------------------------------------------------------------------------------
Raytheon Co.                                                                1.5
--------------------------------------------------------------------------------
ACE Ltd.                                                                    1.5

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2006, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------


                       8 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Stocks                                        57.2%

Bonds and Notes                               32.6

Convertible Corporate Bonds and Notes         10.1

Cash Equivalents                               0.1

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2006, and are based on the total market value of investments.
--------------------------------------------------------------------------------


                       9 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's performance trailed our expectations, due primarily to lackluster results from some of our largest holdings. Much of this weakness came during the fourth quarter of 2005 and in March 2006. Since then, however, performance was much improved, and the Fund generally fared well on a relative basis during most of 2006. Overall, however, the Fund's underweighting in the strong-performing energy sector was a negative. Also, higher interest rates hurt some of our income-related positions, while an overweighting in insurance-related stocks detracted from performance.

      We followed a consistent portfolio management strategy during the period. We continued to favor fundamentally strong companies with good earnings outlooks, whose valuations we believed were lower than warranted and that, in our opinion, provided the potential for a favorable total return. Although we did not make significant changes to the portfolio, we did make some adjustments at its margins as market conditions opened up new investment opportunities.

      For example, we added to our weighting in the energy sector. In prior periods, much of our exposure to this part of the market was focused on infrastructure-related companies as opposed to names that were more sensitive to commodity prices. However, given the persistent strength in energy prices and continued favorable supply/demand fundamentals, we decided to increase our exposure to more commodity-sensitive names. Accordingly, we recently established new positions in both Chevron Corp. and Occidental Petroleum Corp., taking advantage of a temporary pullback in both companies' share price.

      Despite difficulties during the period due to three large hurricanes in 2005, we maintained our exposure to insurance and reinsurance stocks (reinsurers provide insurance to insurance companies). Insurance stocks were volatile in late 2005 and early 2006 due to the storms and their aftermath. However, we note that following the storms, the companies have improved both their pricing power and the terms and conditions of their contracts. We remain optimistic about the prospects for our insurance and reinsurance holdings and during the period took advantage of price weakness to add to our weighting in the group.

      As the period progressed, we sold some of our convertible bonds, reinvesting the proceeds in stocks with what we saw as attractive dividend yields and better future appreciation potential. At period end, approximately 57% of the portfolio was held in equities, compared to 10% in convertibles and 33% in fixed-income securities.


                      10 | OPPENHEIMER CAPITAL INCOME FUND

      On the fixed-income side of the portfolio, during the first half of the period, as the yield on the 10-year Treasury note rallied to around 4%, we shortened the Fund's duration--meaning its sensitivity to interest rates--because we believed that the risk/reward was no longer as favorable. As rates increased from those levels, we increased the duration back to a more neutral level.

      Significant positive contributions to performance came from tobacco holdings such as Altria Group, Inc. and Loews Corp./Carolina Group. Both companies benefited from a significant reduction in the litigation risk that had been weighing on the tobacco industry. Our positions in diversified financial companies such as Citigroup, Inc. and Bank of America Corp. also added to returns. Both stocks, which offered relatively inexpensive valuations and high dividend yields, outpaced the market's expectations in a rising-interest-rate environment. Also helping performance was our large stake in Kinder Morgan, Inc., an oil and natural gas transportation company whose management team proposed a leveraged buy-out at a premium price during the period. While this equity position contributed to results, we also owned a position in Kinder Morgan Management LLC, a master limited partnership income security that detracted as interest rates rose.

      Notable equity underperformers during the period included Boston Scientific Corp., Tyco International Ltd. and Cendant Corp. Medical device maker Boston Scientific Corp. was a significant disappointment, hurt by an expensive acquisition of rival Guidant Corp. The company also struggled with product recall concerns and a slowing market for its products. We reduced the size of our Boston Scientific weighting and are watching closely for any further negative developments, although we currently believe the stock may provide more upside than downside at this point. Conglomerate Tyco International Ltd. continued to lag expectations, issuing several disappointing earnings outlooks. Cendant Corp., a real estate and travel services company, was weighed down by its real estate brokerage business, which was under pressure as the housing market slowed down.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.


                      11 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad based index of U.S. equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                      12 | OPPENHEIMER CAPITAL INCOME FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Income Fund (Class A)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Capital
                         Income Fund (Class A)   S&P 500 Index
                         ---------------------   -------------

    08/31/1996                    9,425               10,000
    11/30/1996                   10,789               11,673
    02/28/1997                   11,323               12,252
    05/31/1997                   11,660               13,211
    08/31/1997                   12,572               14,062
    11/30/1997                   13,375               15,001
    02/28/1998                   14,346               16,539
    05/31/1998                   14,833               17,261
    08/31/1998                   13,347               15,204
    11/30/1998                   15,055               18,553
    02/28/1999                   14,905               19,807
    05/31/1999                   15,463               20,892
    08/31/1999                   14,819               21,257
    11/30/1999                   14,349               22,429
    02/29/2000                   13,547               22,129
    05/31/2000                   15,188               23,079
    08/31/2000                   15,891               24,723
    11/30/2000                   15,371               21,482
    02/28/2001                   16,950               20,316
    05/31/2001                   17,880               20,645
    08/31/2001                   16,978               18,697
    11/30/2001                   16,249               18,858
    02/28/2002                   15,900               18,384
    05/31/2002                   16,173               17,788
    08/31/2002                   13,964               15,334
    11/30/2002                   14,229               15,745
    02/28/2003                   14,085               14,216
    05/31/2003                   16,228               16,353
    08/31/2003                   16,770               17,183
    11/30/2003                   17,894               18,120
    02/29/2004                   19,118               19,689
    05/31/2004                   18,550               19,350
    08/31/2004                   18,501               19,149
    11/30/2004                   19,861               20,447
    02/28/2005                   20,624               21,061
    05/31/2005                   20,254               20,942
    08/31/2005                   21,166               21,553
    11/30/2005                   21,033               22,173
    02/28/2006                   21,289               22,829
    05/31/2006                   21,530               22,750
    08/31/2006                   22,156               23,465

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year  -1.34%           5-Year  4.23%            10-Year  8.28%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                      13 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Income Fund (Class B)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Capital
                         Income Fund (Class B)   S&P 500 Index
                         ---------------------   -------------

    08/31/1996                   10,000              10,000
    11/30/1996                   11,425              11,673
    02/28/1997                   11,958              12,252
    05/31/1997                   12,284              13,211
    08/31/1997                   13,217              14,062
    11/30/1997                   14,043              15,001
    02/28/1998                   15,036              16,539
    05/31/1998                   15,502              17,261
    08/31/1998                   13,920              15,204
    11/30/1998                   15,684              18,553
    02/28/1999                   15,492              19,807
    05/31/1999                   16,046              20,892
    08/31/1999                   15,342              21,257
    11/30/1999                   14,830              22,429
    02/29/2000                   13,970              22,129
    05/31/2000                   15,629              23,079
    08/31/2000                   16,313              24,723
    11/30/2000                   15,754              21,482
    02/28/2001                   17,336              20,316
    05/31/2001                   18,250              20,645
    08/31/2001                   17,300              18,697
    11/30/2001                   16,529              18,858
    02/28/2002                   16,154              18,384
    05/31/2002                   16,378              17,788
    08/31/2002                   14,141              15,334
    11/30/2002                   14,409              15,745
    02/28/2003                   14,263              14,216
    05/31/2003                   16,434              16,353
    08/31/2003                   16,983              17,183
    11/30/2003                   18,121              18,120
    02/29/2004                   19,360              19,689
    05/31/2004                   18,785              19,350
    08/31/2004                   18,736              19,149
    11/30/2004                   20,113              20,447
    02/28/2005                   20,885              21,061
    05/31/2005                   20,511              20,942
    08/31/2005                   21,434              21,553
    11/30/2005                   21,300              22,173
    02/28/2006                   21,558              22,829
    05/31/2006                   21,803              22,750
    08/31/2006                   22,437              23,465

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year  -1.02%    5-Year  4.28%   10-Year  8.42%


                      14 | OPPENHEIMER CAPITAL INCOME FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Income Fund (Class C)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Capital
                         Income Fund (Class C)   S&P 500 Index
                         ---------------------   -------------
    08/31/1996                    10,000              10,000
    11/30/1996                    11,425              11,673
    02/28/1997                    11,970              12,252
    05/31/1997                    12,294              13,211
    08/31/1997                    13,231              14,062
    11/30/1997                    14,051              15,001
    02/28/1998                    15,036              16,539
    05/31/1998                    15,515              17,261
    08/31/1998                    13,932              15,204
    11/30/1998                    15,689              18,553
    02/28/1999                    15,497              19,807
    05/31/1999                    16,052              20,892
    08/31/1999                    15,347              21,257
    11/30/1999                    14,835              22,429
    02/29/2000                    13,984              22,129
    05/31/2000                    15,643              23,079
    08/31/2000                    16,329              24,723
    11/30/2000                    15,758              21,482
    02/28/2001                    17,355              20,316
    05/31/2001                    18,259              20,645
    08/31/2001                    17,309              18,697
    11/30/2001                    16,539              18,858
    02/28/2002                    16,164              18,384
    05/31/2002                    16,390              17,788
    08/31/2002                    14,141              15,334
    11/30/2002                    14,367              15,745
    02/28/2003                    14,200              14,216
    05/31/2003                    16,312              16,353
    08/31/2003                    16,835              17,183
    11/30/2003                    17,912              18,120
    02/29/2004                    19,110              19,689
    05/31/2004                    18,505              19,350
    08/31/2004                    18,417              19,149
    11/30/2004                    19,733              20,447
    02/28/2005                    20,439              21,061
    05/31/2005                    20,032              20,942
    08/31/2005                    20,906              21,553
    11/30/2005                    20,733              22,173
    02/28/2006                    20,941              22,829
    05/31/2006                    21,127              22,750
    08/31/2006                    21,706              23,465

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year  2.85%     5-Year  4.63%    10-Year  8.06%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                      15 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Income Fund (Class N)

      S&P 500 Index


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Capital
                         Income Fund (Class N)   S&P 500 Index
                         ---------------------   -------------
 03/01/2001                       10,000             10,000
 05/31/2001                       10,520             10,162
 08/31/2001                        9,982              9,203
 11/30/2001                        9,550              9,283
 02/28/2002                        9,335              9,049
 05/31/2002                        9,485              8,756
 08/31/2002                        8,196              7,548
 11/30/2002                        8,331              7,750
 02/28/2003                        8,241              6,998
 05/31/2003                        9,488              8,050
 08/31/2003                        9,790              8,458
 11/30/2003                       10,441              8,919
 02/29/2004                       11,148              9,692
 05/31/2004                       10,798              9,524
 08/31/2004                       10,770              9,426
 11/30/2004                       11,546             10,065
 02/28/2005                       11,972             10,367
 05/31/2005                       11,758             10,308
 08/31/2005                       12,272             10,609
 11/30/2005                       12,185             10,914
 02/28/2006                       12,321             11,237
 05/31/2006                       12,441             11,198
 08/31/2006                       12,802             11,550

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year  3.34%    5-Year  5.10%    Since Inception (3/1/01)  4.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                      16 | OPPENHEIMER CAPITAL INCOME FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                      17 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement


                      18 | OPPENHEIMER CAPITAL INCOME FUND
of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                       BEGINNING    ENDING       EXPENSES
                                       ACCOUNT      ACCOUNT      PAID DURING
                                       VALUE        VALUE        6 MONTHS ENDED
                                       (3/1/06)     (8/31/06)    AUGUST 31, 2006
--------------------------------------------------------------------------------
Class A Actual                         $1,000.00     $1,040.70   $4.64
--------------------------------------------------------------------------------
Class A Hypothetical                    1,000.00      1,020.67    4.59
--------------------------------------------------------------------------------
Class B Actual                          1,000.00      1,036.20    8.97
--------------------------------------------------------------------------------
Class B Hypothetical                    1,000.00      1,016.43    8.88
--------------------------------------------------------------------------------
Class C Actual                          1,000.00      1,036.50    8.81
--------------------------------------------------------------------------------
Class C Hypothetical                    1,000.00      1,016.59    8.73
--------------------------------------------------------------------------------
Class N Actual                          1,000.00      1,039.10    6.81
--------------------------------------------------------------------------------
Class N Hypothetical                    1,000.00      1,018.55    6.74

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended August 31, 2006 are as follows:

CLASS               EXPENSE RATIOS
----------------------------------
Class A                 0.90%
----------------------------------
Class B                 1.74
----------------------------------
Class C                 1.71
----------------------------------
Class N                 1.32
--------------------------------------------------------------------------------


                      19 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  August 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--52.1%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--4.0%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Wyndham Worldwide Corp. 1                            909,040       $ 26,598,510
--------------------------------------------------------------------------------
MEDIA--1.0%
CBS Corp., Cl. B                                     110,000          3,140,500
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.                   782,500         22,723,800
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                                112,450          4,081,935
                                                                   -------------
                                                                     29,946,235

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.1%
Target Corp.                                          56,000          2,709,840
--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.0%
CSK Auto Corp. 1,2                                 5,502,500         63,113,675
--------------------------------------------------------------------------------
CONSUMER STAPLES--9.2%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.8%
Wal-Mart Stores, Inc.                                550,000         24,596,000
--------------------------------------------------------------------------------
FOOD PRODUCTS--0.5%
B&G Foods, Inc.                                      875,000         14,988,750
--------------------------------------------------------------------------------
TOBACCO--7.9%
Altria Group, Inc. 3                               2,175,000        181,677,750
--------------------------------------------------------------------------------
Loews Corp./Carolina Group 3                       1,069,900         61,262,474
                                                                   -------------
                                                                    242,940,224

--------------------------------------------------------------------------------
ENERGY--14.7%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.2%
ENSCO International, Inc.                             23,000          1,027,870
--------------------------------------------------------------------------------
GlobalSantaFe Corp.                                   95,200          4,685,744
                                                                   -------------
                                                                      5,713,614

--------------------------------------------------------------------------------
OIL & GAS--14.5%
BP plc, ADR                                          500,000         34,025,000
--------------------------------------------------------------------------------
Chevron Corp.                                         84,000          5,409,600
--------------------------------------------------------------------------------
Enbridge Energy Management LLC 2                     747,702         35,104,599
--------------------------------------------------------------------------------
Kinder Morgan Management LLC                       3,650,001        154,066,522
--------------------------------------------------------------------------------
Kinder Morgan, Inc. 3                              1,550,750        161,836,270
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                           215,000         10,962,850
--------------------------------------------------------------------------------
Tortoise Energy Capital Corp.                        598,733         14,130,099
--------------------------------------------------------------------------------
Valero GP Holdings LLC 1                           1,000,000         20,470,000
--------------------------------------------------------------------------------
Williams Cos., Inc. (The)                            304,700          7,504,761
                                                                   -------------
                                                                    443,509,701


                      20 | OPPENHEIMER CAPITAL INCOME FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
FINANCIALS--15.9%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--1.3%
U.S. Bancorp 3                                     1,000,000       $ 32,070,000
--------------------------------------------------------------------------------
Wachovia Corp.                                       166,500          9,095,895
                                                                   -------------
                                                                     41,165,895

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--6.7%
Bank of America Corp.                              1,650,000         84,925,500
--------------------------------------------------------------------------------
Citigroup, Inc.                                    2,400,000        118,440,000
                                                                   -------------
                                                                    203,365,500

--------------------------------------------------------------------------------
INSURANCE--5.1%
ACE Ltd.                                             825,000         44,434,500
--------------------------------------------------------------------------------
Everest Re Group Ltd. 3                            1,175,000        110,426,500
                                                                   -------------
                                                                    154,861,000

--------------------------------------------------------------------------------
REAL ESTATE--0.4%
Anthracite Capital, Inc.                             931,250         11,966,563
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.2%
Crystal River Capital, Inc. 1                        305,000          6,685,600
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.8%
Realogy Corp. 1                                    1,136,300         24,316,820
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.4%
Washington Mutual, Inc. 3                          1,000,000         41,890,000
--------------------------------------------------------------------------------
HEALTH CARE--1.3%
--------------------------------------------------------------------------------
PHARMACEUTICALS--1.3%
Pfizer, Inc. 3                                     1,400,000         38,584,000
--------------------------------------------------------------------------------
INDUSTRIALS--3.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.6%
Raytheon Co. 3                                     1,000,000         47,210,000
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.3%
Cendant Corp.                                      4,545,200          8,772,236
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.5%
General Electric Co.                               1,175,000         40,020,500
--------------------------------------------------------------------------------
Siemens AG, Sponsored ADR                             76,500          6,506,325
                                                                   -------------
                                                                     46,526,825

--------------------------------------------------------------------------------
MATERIALS--0.3%
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.3%
Packaging Corp. of America                           415,000          9,603,100


                      21 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                               VALUE
                                                                             SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.5%
-----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.2%
Citizens Communications Co.                                               1,250,000   $   17,237,500
-----------------------------------------------------------------------------------------------------
Consolidated Communications Holdings, Inc.                                1,110,000       19,036,500
-----------------------------------------------------------------------------------------------------
FairPoint Communications, Inc.                                            1,000,000       16,350,000
-----------------------------------------------------------------------------------------------------
Windstream Corp.                                                          1,075,000       14,190,000
                                                                                      --------------
                                                                                          66,814,000

-----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Sprint Nextel Corp.                                                         500,000        8,460,000
-----------------------------------------------------------------------------------------------------
UTILITIES--0.8%
-----------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.8%
Sempra Energy                                                               500,000       24,860,000
                                                                                      --------------
Total Common Stocks (Cost $1,071,638,101)                                              1,589,198,088

-----------------------------------------------------------------------------------------------------
PREFERRED STOCKS--7.6%
-----------------------------------------------------------------------------------------------------
AES Trust III, 6.75% Cv.                                                    187,500        9,140,625
-----------------------------------------------------------------------------------------------------
Citigroup Funding, Inc., 5.02% Cv., Series GNW                              400,000       13,148,000
-----------------------------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cum. Cv., Series A, Non-Vtg.              475,000       19,475,000
-----------------------------------------------------------------------------------------------------
General Motors Corp., 4.50% Cv. Sr. Debs., Series A                       1,050,000       25,725,000
-----------------------------------------------------------------------------------------------------
Hess Corp., 7% Cv., Non-Vtg.                                                 47,500        5,481,975
-----------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 3.60% Cv. Yield Enhanced Equity
Linked Debt Securities, Series TYC (linked to Tyco International
Ltd. common stock)                                                        1,968,811       51,090,645
-----------------------------------------------------------------------------------------------------
Lucent Technologies Capital Trust I, 7.75% Cum. Cv., Non-Vtg.                12,250       12,372,500
-----------------------------------------------------------------------------------------------------
NRG Energy, Inc., 5.75% Cv.                                                  10,000        2,534,600
-----------------------------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd., 6% Cv., Series A, Non-Vtg.             175,000        5,202,750
-----------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 4.50% Cv. Jr. Unsec. Sub. Nts.         1,875,000       45,037,500
-----------------------------------------------------------------------------------------------------
United Rentals Trust I, 6.50% Cv. Quarterly Income Preferred Securities     575,000       25,300,000
-----------------------------------------------------------------------------------------------------
XL Capital Ltd., 7% Cv.                                                     675,000       16,726,500
                                                                                      ---------------
Total Preferred Stocks (Cost $221,975,067)                                               231,235,095


                                                                          PRINCIPAL
                                                                             AMOUNT
-----------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--12.7%
-----------------------------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series 2005-3, Cl. A2, 4.501%, 7/10/43        $2,670,000        2,604,381
-----------------------------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                    2,193,364        2,218,231
-----------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., CMO Pass-Through
Certificates, Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                      1,702,886        1,712,465



                      22 | OPPENHEIMER CAPITAL INCOME FUND

                                                                               PRINCIPAL         VALUE
                                                                                  AMOUNT    SEE NOTE 1
-------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
-------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc., CMO, Series 2006-WF1,
Cl. A2B, 5.536%, 3/1/36                                                      $   660,000   $   658,606
-------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                        4,260,682     4,293,970
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                        3,443,729     3,482,092
-------------------------------------------------------------------------------------------------------
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, CMO,
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                       3,835,972     3,829,441
-------------------------------------------------------------------------------------------------------
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, CMO,
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                                        1,241,856     1,243,669
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                                                 12,266,826    11,799,190
5%, 8/1/33                                                                     6,553,362     6,310,347
5%, 9/1/36 4                                                                   1,612,000     1,545,505
6%, 5/1/18                                                                     4,196,620     4,244,371
6.50%, 4/1/18-4/1/34                                                           2,189,716     2,233,181
7%, 9/1/23-3/1/35                                                             10,511,058    10,823,227
8%, 4/1/16                                                                       562,192       595,385
9%, 8/1/22-5/1/25                                                                170,574       183,014
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate
Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034, Cl. Z, 6.50%, 2/15/28                                               711,710       730,776
Series 2053, Cl. Z, 6.50%, 4/15/28                                               772,862       793,307
Series 2055, Cl. ZM, 6.50%, 5/15/28                                              942,045       962,179
Series 2075, Cl. D, 6.50%, 8/15/28                                             2,489,826     2,555,580
Series 2080, Cl. Z, 6.50%, 8/15/28                                               612,703       625,393
Series 2326, Cl. ZP, 6.50%, 6/15/31                                              767,083       787,892
Series 2387, Cl. PD, 6%, 4/15/30                                                 482,469       483,263
Series 2500, Cl. FD, 5.83%, 3/15/32 5                                            342,419       345,887
Series 2526, Cl. FE, 5.73%, 6/15/29 5                                            460,966       461,191
Series 2551, Cl. FD, 5.73%, 1/15/33 5                                            361,563       365,650
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Interest-Only
Stripped Mtg.-Backed Security, Series 2005-87, Cl. SG, 12.157%, 10/25/35 6     9,014,995       484,963
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 13.529%, 6/1/26 6                                            633,116       143,383
Series 183, Cl. IO, 10.491%, 4/1/27 6                                            986,108       223,672
Series 184, Cl. IO, 15.986%, 12/1/26 6                                         1,048,649       237,784
Series 192, Cl. IO, 15.182%, 2/1/28 6                                            318,638        69,427
Series 200, Cl. IO, 14.013%, 1/1/29 6                                            380,905        86,238
Series 2003-118, Cl. S, 10.072%, 12/25/33 6                                    5,279,311       598,050
Series 2130, Cl. SC, (1.575)%, 3/15/29 6                                         749,620        43,694
Series 2796, Cl. SD, 1.061%, 7/15/26 6                                         1,112,551        70,981
Series 2920, Cl. S, (2.806)%, 1/15/35 6                                        6,441,260       293,439
Series 3000, Cl. SE, (3.951)%, 7/15/25 6                                       6,721,550       222,213
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176, Cl. PO, 4.448%, 6/1/26 7                       301,350       244,614


                      23 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                      PRINCIPAL         VALUE
                                                                         AMOUNT    SEE NOTE 1
----------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5%, 6/1/18-11/1/33                                                  $28,649,718   $27,700,002
5%, 3/1/18-9/1/36 4                                                  35,844,541    34,756,783
5.50%, 1/1/33-4/1/34                                                 36,454,752    35,910,668
5.50%, 9/1/21-9/1/36 4                                               38,229,000    37,700,024
6%, 8/1/32-1/1/33                                                     7,383,661     7,419,365
6%, 9/1/21-9/1/36 4                                                  27,244,000    27,504,436
6.50%, 12/1/29-11/1/31                                               12,923,016    13,193,684
6.50%, 4/1/16-9/1/36 4                                               16,550,483    16,831,042
7%, 11/1/17-7/1/35                                                   10,001,122    10,306,572
7.50%, 1/1/33-3/1/33                                                 14,184,741    14,730,192
8.50%, 7/1/32                                                            59,628        64,262
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, CMO,
Trust 2002-T1, Cl. A2, 7%, 11/25/31                                   2,179,545     2,236,469
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                  1,950,842     2,005,179
Trust 2001-50, Cl. NE, 6%, 8/25/30                                      284,224       284,758
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                2,645,563     2,700,025
Trust 2001-70, Cl. LR, 6%, 9/25/30                                      374,576       375,555
Trust 2001-72, Cl. NH, 6%, 4/25/30                                      165,250       165,102
Trust 2001-74, Cl. PD, 6%, 5/25/30                                       68,593        68,443
Trust 2002-9, Cl. PC, 6%, 3/25/17                                     8,010,280     8,115,386
Trust 2002-77, Cl. WF, 5.73%, 12/18/32 5                                542,702       547,491
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                                 1,903,000     1,860,236
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                 1,921,000     1,891,763
Trust 2004-101, Cl. BG, 5%, 1/25/20                                   2,550,000     2,481,334
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                 1,430,000     1,390,645
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                               1,560,000     1,498,184
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                               7,321,312     7,121,559
Trust 2006-50, Cl. KS, 4.677%, 6/25/36 5                              3,202,317     2,951,356
Trust 2006-50, Cl. SK, 4.677%, 6/25/36 5                                259,542       251,449
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                 6,415,418     6,423,060
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 6.429%, 3/17/31 6                                928,149       114,069
Trust 2002-47, Cl. NS, (0.223)%, 4/25/32 6                            1,348,732       106,661
Trust 2002-51, Cl. S, (0.104)%, 8/25/32 6                             1,238,321        99,543
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Interest-Only
Stripped Mtg.-Backed Security, Trust 340, Cl. 2, 8.345%, 9/1/33 6     2,047,200       507,095
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 222, Cl. 2, 14.988%, 6/1/23 6                                   2,248,960       497,849
Trust 240, Cl. 2, 18.732%, 9/1/23 6                                   3,399,467       773,632
Trust 252, Cl. 2, 10.142%, 11/1/23 6                                  1,667,901       417,650
Trust 273, Cl. 2, 15.989%, 8/1/26 6                                     473,005       106,396


                      24 | OPPENHEIMER CAPITAL INCOME FUND

                                                                            PRINCIPAL        VALUE
                                                                               AMOUNT   SEE NOTE 1
---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust  303, Cl. IO, 12.054%, 11/1/29 6                                    $   605,841   $  148,053
Trust  308, Cl. 2, 13.611%, 9/1/30 6                                        1,757,403      444,856
Trust  321, Cl. 2, 6.489%, 4/1/32 6                                         6,816,678    1,610,546
Trust  322, Cl. 2, 16.576%, 4/1/32 6                                        2,590,246      605,676
Trust  329, Cl. 2, 10.462%, 1/1/33 6                                        3,401,218      833,340
Trust  331, Cl. 9, 8.748%, 2/1/33 6                                         1,906,886      435,127
Trust  334, Cl. 17, 17.39%, 2/1/33 6                                        1,108,812      262,892
Trust  344, Cl. 2, 8.907%, 12/1/33 6                                        1,985,657      473,119
Trust  362, Cl. 12, 4.55%, 8/1/35 6                                         5,767,331    1,273,024
Trust  362, Cl. 13, 4.571%, 8/1/35 6                                        3,202,283      725,745
Trust  2001-65, Cl. S, 10.366%, 11/25/31 6                                  3,073,863      288,341
Trust  2001-81, Cl. S, 3.442%, 1/25/32 6                                      700,884       51,465
Trust  2002-9, Cl. MS, 0.572%, 3/25/32 6                                      844,819       67,764
Trust  2002-52, Cl. SD, (2.472)%, 9/25/32 6                                 1,469,802      113,739
Trust  2002-75, Cl. SA, 11.301%, 11/25/32 6                                 3,581,199      343,770
Trust  2002-77, Cl. SH, 3.651%, 12/18/32 6                                    868,335       85,415
Trust  2003-33, Cl. SP, 13.214%, 5/25/33 6                                  3,015,547      345,667
Trust  2003-46, Cl. IH, 8.403%, 6/25/33 6                                   6,325,955    1,372,172
Trust  2004-54, Cl. DS, (3.732)%, 11/25/30 6                                1,393,018       71,696
Trust  2005-6, Cl. SE, (2.59)%, 2/25/35 6                                   4,413,273      206,466
Trust  2005-19, Cl. SA, (3.328)%, 3/25/35 6                                16,432,857      770,507
Trust  2005-40, Cl. SA, (3.374)%, 5/25/35 6                                 3,817,675      179,946
Trust  2005-71, Cl. SA, 3.446%, 8/25/25 6                                   4,275,700      224,174
Trust  2006-33, Cl. SP, 13.778%, 5/25/36 6                                  8,556,070      648,357
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security:
Trust  340, Cl. 1, 5.056%, 9/1/33 7                                         2,047,200    1,469,277
Trust  1993-184, Cl. M, 5.413%, 9/25/23 7                                     770,119      618,342
---------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                     1,720,000    1,687,944
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                     1,590,000    1,569,463
---------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29            656,535      661,958
---------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 8.50%, 8/15/17-12/15/17                   221,801      236,788
---------------------------------------------------------------------------------------------------
Government National Mortgage Assn., CMO Interest-Only
Stripped Mtg.-Backed Security, Series 2002-41, Cl. GS, 4.706%, 6/16/32 6      789,520      119,686
---------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, (5.729)%, 1/16/27 6                                 1,511,219       92,305
Series 2002-15, Cl. SM, (8.599)%, 2/16/32 6                                 1,382,654       80,362
Series 2002-76, Cl. SY, (5.202)%, 12/16/26 6                                3,361,624      228,284
Series 2004-11, Cl. SM, (8.329)%, 1/17/30 6                                 1,176,503       68,799
Series 2006-47, Cl. SA, 17.104%, 8/16/36 6                                 11,355,000      629,027


                      25 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                              PRINCIPAL          VALUE
                                                                                 AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
-------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%, 8/10/42                                   $  1,990,000   $  1,938,503
Series 2005-GG5, Cl. A2, 5.117%, 4/10/37                                      1,750,000      1,741,295
-------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                       640,000        625,328
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                     2,280,000      2,240,014
-------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30            1,900,000      1,879,959
-------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10,
Cl. 2A3B, 5.55%, 1/25/36                                                      1,489,863      1,477,611
-------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO Pass-Through Certificates:
Series 2004-6, Cl. 10A1, 6%, 7/25/34                                          2,763,677      2,743,334
Series 2004-9, Cl. A3, 4.70%, 8/25/34 5                                       1,598,205      1,586,146
-------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg.
Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2,
7.306%, 10/6/15                                                               2,380,000      2,551,081
-------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., CMO Asset-Backed
Pass-Through Certificates:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33                                       1,366,504      1,357,939
Series 2006-QS5, Cl. 2 A2, 6%, 4/25/08                                        4,473,432      4,466,190
-------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg.
Obligations, Series 2005-C17, Cl. A2, 4.782%, 3/15/42                         3,590,000      3,538,217
-------------------------------------------------------------------------------------------------------
WAMU Mortgage Pass-Through Certificates, Series 2005-AR5 Trust,
CMO Mtg. Pass-Through Certificates, Series 2005-AR5,
Cl. A1, 4.673%, 5/25/35 5                                                     1,441,143      1,436,867
-------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2004-DD Trust,
CMO Mtg. Pass-Through Certificates, Series 2004-DD,
Cl. 2A1, 4.511%, 1/25/35 5                                                      341,327        340,014
                                                                                          ------------
Total Mortgage-Backed Obligations (Cost $388,925,731)                                      386,681,160

-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--1.9%
-------------------------------------------------------------------------------------------------------
Ace Securities Corp., Home Equity Loan Pass-Through Certificates,
Series 2002-HE7, Cl. A2B, 5.504%, 11/25/35 5                                  1,310,000      1,311,429
-------------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed Certificates,
Series 2005-1A, Cl. A2, 5.385%, 4/20/08 5                                       900,000        900,683
-------------------------------------------------------------------------------------------------------
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 5.804%, 5/25/34 5                                     4,500,000      4,522,361
-------------------------------------------------------------------------------------------------------
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through Certificates,
Series 2006-W5, Cl. A2B, 5.424%, 5/26/36 5                                    1,810,000      1,811,115
-------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Asset-Backed Securities,
Series 2004-2, Cl. A3, 3.58%, 1/15/09                                         2,990,000      2,942,908


                      26 | OPPENHEIMER CAPITAL INCOME FUND

                                                                            PRINCIPAL        VALUE
                                                                               AMOUNT   SEE NOTE 1
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
---------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates:
Series 2005-C, Cl. AF1, 4.196%, 6/25/35                                    $  334,323   $  333,014
Series 2005-D, Cl. AF1, 5.04%, 10/25/35                                     1,218,938    1,213,325
Series 2005-D, Cl. AV2, 5.594%, 10/25/35 5                                  2,550,000    2,552,940
Series 2006-A, Cl. AV2, 5.424%, 5/16/36 5                                   2,270,000    2,271,398
---------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                                           430,000      415,457
---------------------------------------------------------------------------------------------------
Consumer Credit Reference Index Securities Program, Credit Card
Asset-Backed Certificates, Series 2002-B, Cl. FX, 10.421%, 3/22/07 8        2,890,000    2,940,735
---------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2002-4, Asset-Backed
Certificates, Series 2002-4, Cl. A1, 5.694%, 2/25/33 5                         44,821       44,868
---------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-16, Asset-Backed
Certificates, Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36 5                     920,000      917,902
---------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-17, Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1, 5.524%, 5/25/36 5                                 1,468,245    1,470,046
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36 5                                   620,000      618,349
---------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-7, Asset-Backed Certificates,
Series 2005-7, Cl. AF1B, 4.317%, 11/25/35 5                                   350,276      348,965
---------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2005-FF10, Mtg.
Pass-Through Certificates,
Series 2005-FF10, Cl. A3, 5.534%, 11/25/35 5                                3,800,000    3,804,119
---------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg.
Pass-Through Certificates,
Series 2006-FF10, Cl. A3, 5.414%, 7/25/36 5                                 1,790,000    1,791,102
---------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF5, Mtg.
Pass-Through Certificates,
Series 2006-FF5, Cl.2A1, 5.374%, 5/15/36 5                                  1,236,307    1,237,160
---------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg.
Pass-Through Certificates,
Series 2006-FF9, Cl. 2A2, 5.495%, 7/7/36 5                                    920,000      920,566
---------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan
Pass-Through Certificates:
Series 2005-A, Cl. A3, 3.48%, 11/17/08                                      1,799,955    1,785,417
Series 2005-B, Cl. A2, 3.78%, 9/15/07                                          25,968       25,964
---------------------------------------------------------------------------------------------------
Household Home Equity Loan Trust, Home Equity Loan
Pass-Through Certificates, Series 2005-3, Cl. A1, 5.585%, 1/20/35 5         1,415,345    1,417,533
---------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35 5                                   1,938,626    1,931,861
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                                    1,438,151    1,431,092
---------------------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 6.68%, 3/15/16 5                                    4,080,000    4,338,874
---------------------------------------------------------------------------------------------------
Morgan Stanley ABS Capital I, Mtg. Pass-Through Certificates,
Series 2005-WMC6, Cl. A2B, 5.584%, 7/25/35 5                                1,100,000    1,102,646


                      27 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           PRINCIPAL         VALUE
                                                                              AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
---------------------------------------------------------------------------------------------------
Onyx Acceptance Owner Trust, Automobile Receivable Obligations,
Series 2005-B, Cl. A2, 4.03%, 4/15/08                                    $   392,250   $   391,953
---------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 5.424%, 7/1/36 5                                   3,010,000     3,011,853
---------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust, Home Equity
Pass-Through Certificates:
Series 2004-5, Cl. A F2, 3.735%, 11/10/34 5                                  561,648       558,330
Series 2005-2, Cl. A F2, 4.415%, 4/25/35 5                                 1,040,000     1,029,372
---------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust, Mtg. Pass-Through
Certificates, Series 2005-1, Cl. AF2, 3.914%, 5/25/35 5                      600,000       594,933
---------------------------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2004-RS7, Cl. AI3, 4.45%, 7/25/28                     1,910,000     1,892,051
---------------------------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-RS4, Cl. A1, 5.404%, 7/25/36 5                   1,173,508     1,174,233
---------------------------------------------------------------------------------------------------
Structured Asset Investment Loan Trust, Mtg. Pass-Through
Certificates, Series 2006-2, Cl. A1, 5.384%, 4/25/36 5                     1,356,042     1,356,967
---------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Home Equity Asset-Backed Securities,
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35                                   2,442,289     2,433,190
---------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust,
Home Equity Asset-Backed Certificates,
Series 2006-2, Cl. A2, 5.485%, 7/25/36 5                                   1,790,000     1,791,102
                                                                                       ------------
Total Asset-Backed Securities (Cost $58,739,253)                                        58,635,813

---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.8%
---------------------------------------------------------------------------------------------------
Fannie Mae Unsec. Nts., 3.69%, 10/5/07 9                                   2,255,000     2,131,419
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
4.125%, 7/12/10                                                            1,210,000     1,172,835
5.125%, 4/18/11                                                            1,310,000     1,316,008
6.625%, 9/15/09 3                                                          2,340,000     2,444,907
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4.75%, 12/15/10                                                            3,405,000     3,371,239
6%, 5/15/11                                                                2,855,000     2,971,687
6.625%, 9/15/09                                                            3,555,000     3,717,350
---------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds, Series A, 6.79%, 5/23/12                 4,898,000     5,321,525
---------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.50%, 2/15/36                                                             1,269,000     1,194,744
8.875%, 8/15/17                                                              285,000       382,524
---------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.875%, 8/15/16                                                              301,000       304,504
5.125%, 5/15/16                                                              958,000       985,505
                                                                                       ------------
Total U.S. Government Obligations (Cost $25,744,220)                                    25,314,247


                      28 | OPPENHEIMER CAPITAL INCOME FUND

                                                                     PRINCIPAL         VALUE
                                                                        AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--11.0%
---------------------------------------------------------------------------------------------
Ahold Finance USA, Inc., 6.25% Sr. Unsec. Unsub. Nts., 5/1/09      $ 2,775,000   $ 2,788,875
---------------------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                       2,425,000     2,252,165
---------------------------------------------------------------------------------------------
Allied Waste North America, Inc.:
5.75% Sr. Sec. Nts., Series B, 2/15/11                               5,000,000     4,775,000
8.50% Sr. Sub. Nts., 12/1/08                                         2,500,000     2,612,500
---------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc.:
7.50% Sr. Unsec. Nts., 5/1/07 10                                       770,000       779,838
8.125% Sr. Unsec. Nts., 5/1/12 10                                    2,115,000     2,370,701
---------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 4.75% Nts., 8/15/10 8                    2,995,000     2,908,445
---------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07 11                            2,500,000     2,675,000
---------------------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual Bonds 12                         4,410,000     4,125,643
---------------------------------------------------------------------------------------------
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15                                      1,515,000     1,355,925
8.375% Sr. Nts., 4/15/12                                               800,000       796,000
---------------------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7.50% Sr. Unsec. Nts., 9/1/09           3,310,000     3,464,494
---------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10           2,770,000     2,923,364
---------------------------------------------------------------------------------------------
Centex Corp., 4.875% Sr. Unsec. Nts., 8/15/08                        1,800,000     1,774,535
---------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                    1,440,000     1,506,845
---------------------------------------------------------------------------------------------
Charter Communications Holdings I LLC, 11% Sr. Sec. Nts., 10/1/15   57,500,000    51,318,750
---------------------------------------------------------------------------------------------
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.:
9.92% Sr. Unsec. Disc. Nts., 4/1/11                                 27,500,000    20,487,500
10% Sr. Unsec. Sub. Nts., 5/15/11                                    2,000,000     1,430,000
13.50% Sr. Unsec. Disc. Nts., 1/15/11                                4,250,000     3,378,750
---------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16             5,601,000     5,460,975
---------------------------------------------------------------------------------------------
CIT Group, Inc., 5.40% Sr. Nts., 3/7/13                              2,960,000     2,929,349
---------------------------------------------------------------------------------------------
Citigroup, Inc., 6.125% Sub. Nts., 8/25/36                           1,220,000     1,236,797
---------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11              1,965,000     1,963,579
---------------------------------------------------------------------------------------------
Comcast Corp., 6.45% Unsec. Nts., 3/15/37                            3,540,000     3,482,868
---------------------------------------------------------------------------------------------
Continental Airlines, Inc., 7.568% Pass-Through Certificates,
Series D, 12/1/06                                                   10,250,000    10,240,199
---------------------------------------------------------------------------------------------
Cox Communications, Inc., 4.625% Unsec. Nts., 1/15/10                4,530,000     4,391,803
---------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                 3,000,000     3,041,250
---------------------------------------------------------------------------------------------
D.R. Horton, Inc.:
5.375% Sr. Unsec. Nts., 6/15/12                                      1,790,000     1,702,797
6.125% Nts., 1/15/14                                                 1,315,000     1,277,523
---------------------------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp., 7.30% Nts., 1/15/12     2,760,000     2,939,579
---------------------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                     1,820,000     2,138,444
---------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10            2,570,000     2,793,361
---------------------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts., Series A, 5/15/08                      360,000       343,911
---------------------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec. Nts., 10/1/08                   1,810,000     1,796,425


                      29 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                    PRINCIPAL        VALUE
                                                                       AMOUNT   SEE NOTE 1
-------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
-------------------------------------------------------------------------------------------
El Paso Corp.:
6.50% Sr. Unsec. Nts., 6/1/08 8                                    $  578,000   $  580,168
7.625% Sr. Unsec. Nts., 9/1/08 11                                   2,170,000    2,224,250
-------------------------------------------------------------------------------------------
Enterprise Products Operating LP, 4.625% Sr. Unsec. Nts.,
Series B, 10/15/09                                                  1,520,000    1,479,545
-------------------------------------------------------------------------------------------
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                         2,720,000    2,952,103
-------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08   1,945,000    1,988,385
-------------------------------------------------------------------------------------------
FirstEnergy Corp., 7.375% Sr. Unsub. Nts., Series C, 11/15/31       2,660,000    3,017,294
-------------------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10 8             5,600,000    5,801,359
-------------------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                                 2,130,000    2,152,037
9.393% Unsub. Nts., 12/15/08 5                                        359,000      387,880
-------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 8% Bonds, 11/1/31                  2,355,000    2,386,637
-------------------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34       4,505,000    4,461,657
-------------------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A 8,12                4,300,000    4,104,079
-------------------------------------------------------------------------------------------
HCA, Inc., 8.75% Sr. Nts., 9/1/10                                   2,985,000    3,014,850
-------------------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec. Nts., 2/15/11                 2,135,000    2,305,100
-------------------------------------------------------------------------------------------
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35 5              2,900,000    2,880,376
-------------------------------------------------------------------------------------------
Hyatt Equities LLC, 6.875% Nts., 6/15/07 8                          2,855,000    2,874,899
-------------------------------------------------------------------------------------------
Hyundai Motor Manufacturing Alabama LLC, 5.30% Sr. Unsec.
Nts., 12/19/08 8                                                    1,645,000    1,628,543
-------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 5          1,410,000    1,462,875
-------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12              1,000,000    1,051,250
-------------------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr. Unsec. Nts., 3/1/12                3,125,000    3,036,384
-------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 5.15% Sub. Nts., 10/1/15                      2,960,000    2,867,003
-------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.:
6.50% Sr. Nts., 1/15/14                                             2,525,000    2,291,438
8.875% Sr. Sub. Nts., 4/1/12                                        1,600,000    1,552,000
-------------------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub. Nts., 2/1/14                       1,915,000    1,707,642
-------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.30% Sr. Unsec. Nts., 8/15/33    2,705,000    2,911,362
-------------------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12                  2,435,000    2,390,756
-------------------------------------------------------------------------------------------
Kroger  Co. (The), 5.50% Unsec. Unsub. Nts., 2/1/13                 2,970,000    2,909,780
-------------------------------------------------------------------------------------------
Lennar  Corp., 7.625% Sr. Unsec. Nts., 3/1/09                       2,760,000    2,880,667
-------------------------------------------------------------------------------------------
Liberty Media Corp.:
5.70% Sr. Unsec. Nts., 5/15/13                                      1,580,000    1,492,206
7.875% Sr. Nts., 7/15/09                                              845,000      887,477
-------------------------------------------------------------------------------------------
Limited Brands, Inc., 6.125% Sr. Unsec. Nts., 12/1/12               2,965,000    2,980,643
-------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.:
5.875% Sr. Unsec. Bonds, 8/1/33                                     1,930,000    1,746,970
7.125% Sr. Unsec. Nts., 6/15/09                                     1,660,000    1,723,274


                      30 | OPPENHEIMER CAPITAL INCOME FUND

                                                                                   PRINCIPAL              VALUE
                                                                                      AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
-----------------------------------------------------------------------------------------------------------------
May Department Stores Co., 7.90% Unsec. Debs., 10/15/07                           $1,050,000         $1,070,672
----------------------------------------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34                                  2,320,000          2,181,417
----------------------------------------------------------------------------------------------------------------
MeadWestvaco Corp., 6.85% Unsec. Unsub. Nts., 4/1/12                               2,815,000          2,923,338
----------------------------------------------------------------------------------------------------------------
MetLife, Inc., 5.70% Sr. Unsec. Nts., 6/15/35                                      2,545,000          2,427,449
----------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09                                        2,960,000          2,908,200
----------------------------------------------------------------------------------------------------------------
Mission Energy Holding Co., 13.50% Sr. Sec. Nts., 7/15/08                          2,630,000          2,955,463
----------------------------------------------------------------------------------------------------------------
Morgan Stanley, 4.75% Sub. Nts., 4/1/14                                            3,080,000          2,915,168
----------------------------------------------------------------------------------------------------------------
National City Bank, 6.20% Sub. Nts., 12/15/11                                        213,000            221,591
----------------------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc.:
5.90% Nts., 7/1/12                                                                 1,600,000          1,627,498
6.25% Sr. Unsec. Nts., 11/15/11                                                       40,000             41,393
----------------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                           3,680,000          3,958,245
----------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.875% Unsec. Unsub. Nts., 2/1/09              4,125,000          4,320,938
----------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 8               4,082,667          4,027,359
----------------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 8              916,261            859,998
----------------------------------------------------------------------------------------------------------------
Popular North America, Inc., 4.70% Nts., 6/30/09                                   3,665,000          3,587,438
----------------------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 8                        2,910,000          3,572,918
----------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25                            2,970,000          3,693,834
----------------------------------------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts., 11/16/07                                        1,735,000          1,731,029
----------------------------------------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts., 7/15/09                                            2,975,000          2,912,888
----------------------------------------------------------------------------------------------------------------
Qwest Corp., 5.625% Unsec. Nts., 11/15/08 10                                         363,000            360,278
----------------------------------------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625% Nts., 6/15/12                                  1,235,000          1,172,983
----------------------------------------------------------------------------------------------------------------
Reynolds American, Inc., 6.50% Sr. Sec. Nts., 6/1/07 8                             1,848,000          1,861,612
----------------------------------------------------------------------------------------------------------------
Rite Aid Corp., 6.875% Sr. Unsec. Debs., 8/15/13                                  13,500,000         11,407,500
----------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7% Sr. Unsec. Unsub. Nts., 10/15/07                    800,000            811,457
----------------------------------------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11                                       2,850,000          2,932,314
----------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12                   1,000,000          1,017,500
----------------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08                                 1,575,000          1,546,396
----------------------------------------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                                                         350,000            385,270
----------------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33                         2,400,000          2,760,302
----------------------------------------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E, 10/6/08                                         1,615,000          1,601,738
----------------------------------------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts., 3/15/08                                               1,955,000          1,970,503
----------------------------------------------------------------------------------------------------------------
Tyson Foods, Inc., 7.25% Sr. Unsec. Nts., 10/1/06                                  3,405,000          3,406,941
----------------------------------------------------------------------------------------------------------------
United States Steel Corp., 10.75% Sr. Nts., 8/1/08                                   545,000            589,963
----------------------------------------------------------------------------------------------------------------
Univision Communications, Inc., 3.50% Sr. Unsec. Nts., 10/15/07                    2,795,000          2,712,986
----------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 7.25% Sr. Unsec. Unsub. Nts., 12/1/10                1,400,000          1,495,217
----------------------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                          2,990,000          2,985,679
----------------------------------------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                                2,190,000          2,285,683


                      31 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                        PRINCIPAL          VALUE
                                                                                           AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
-----------------------------------------------------------------------------------------------------------------
Williams Cos., Inc., Credit Linked Certificate Trust (The), 6.75%  Nts., 4/15/09 8   $  2,885,000   $  2,899,425
-----------------------------------------------------------------------------------------------------------------
Xerox Corp., 9.75% Sr. Unsec. Nts., 1/15/09                                             2,750,000      2,983,750
-----------------------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr. Nts., 7/1/12                                               1,890,000      2,071,338
                                                                                                    -------------
Total Non-Convertible Corporate Bonds and Notes (Cost $344,988,751)                                  334,789,750

-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES-10.5%
-----------------------------------------------------------------------------------------------------------------
Charter Communications, Inc.:
5.875% Cv. Sr. Nts., 11/16/09 8                                                         5,000,000      4,406,250
5.875% Cv. Sr. Nts., 11/16/09                                                          16,000,000     14,100,000
-----------------------------------------------------------------------------------------------------------------
CSK Auto, Inc., 4.625% Cv. Sr. Unsec. Nts., 12/15/25 5,8                               11,000,000     11,893,750
-----------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 6% Cv. Unsec. Sub. Nts., 3/15/10                          2,500,000      2,146,875
-----------------------------------------------------------------------------------------------------------------
Liberty Media Corp.:
0.75% Cv. Sr. Unsec. Unsub. Debs., 3/30/23 13                                          56,000,000     59,010,000
3.25% Exchangeable Sr. Unsec. Debs., 3/15/31 (exchangeable for Viacom,
Inc. Cl. B common stock or cash based on the value thereof)                           122,500,000     95,396,875
4% Exchangeable Sr. Unsec. Debs., 11/15/29 (exchangeable for Sprint
Corp. PCS, Series 1 common stock or cash based on the value of that stock)              5,000,000      3,318,750
-----------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc., 2.75% Cv. Sr. Unsec. Debs., Series A, 6/15/23               33,750,000     33,159,375
-----------------------------------------------------------------------------------------------------------------
Nortel Networks Corp., 4.25% Cv. Sr. Unsec. Nts., 9/1/08                               22,500,000     21,403,121
-----------------------------------------------------------------------------------------------------------------
Pride International, Inc., 3.25% Cv. Sr. Nts., 5/1/33                                  20,500,000     23,908,125
-----------------------------------------------------------------------------------------------------------------
Sirius Satellite Radio, Inc., 2.50% Cv. Sr. Nts., 2/15/09                              17,500,000     19,950,000
-----------------------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.:
1.75% Cv. Sr. Nts., 12/1/09 8                                                          14,250,000     11,346,563
1.75% Cv. Sr. Nts., 12/1/09                                                            26,750,000     21,299,688
                                                                                                    -------------
Total Convertible Corporate Bonds and Notes (Cost $340,108,387)                                      321,339,372

-----------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES-7.6%
-----------------------------------------------------------------------------------------------------------------
Bank of America NA, Boston Scientific Corp. Cv. Linked Nts.,
2.25%, 11/6/06                                                                         15,000,000     10,827,000
-----------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Holdings, Inc.:
Pulte Homes, Inc. Cv. Equity Linked Nts., 7.55%, 3/14/07                                  259,673      8,187,074
Tyco International Ltd. Cv. Equity Linked Nts., 2.87%, 12/15/06                         1,170,961     30,907,867
-----------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (New York), Cv. Equity Linked Nts.,
1.60%, 12/29/06 (redemption linked to Comcast Corp., Cl. A common stock)                1,724,340     56,101,402
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The):
Boston Scientific Corp. Cv. Equity Linked Nts., 4.70%, 5/3/07 1,11                        566,560      9,907,435
EchoStar Communications Corp. Cv. Linked Nts., 3.40%, 1/2/07                              595,400     17,965,600
GlobalSantaFe Corp. Cv. Linked Nts., 7%, 6/30/08                                          431,460     21,350,367
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., Cv. Yield Enhanced Equity Linked Debt
Securities, Series H, 7%, 12/20/06 (linked to CarMax, Inc.)                               764,498     23,615,343


                      32 | OPPENHEIMER CAPITAL INCOME FUND

                                                                                      PRINCIPAL               VALUE
                                                                                         AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley:
Cv. Nts., 3.42%, 3/16/07 (linked to Tyco International Ltd.) 11                   $   1,171,000     $    30,346,465
Cv. Performance Equity Linked Redemption Quarterly-pay Nts.,
2.50% (linked to Microsoft Corp.)                                                     1,000,000          23,975,000
                                                                                                    ----------------
Total Structured Notes (Cost $218,542,461)                                                              233,183,553

--------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.1%
--------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.30% in joint repurchase agreement (Principal Amount/
Value $1,235,729,000, with a maturity value of $1,235,908,181) with UBS Warburg
LLC, 5.22%, dated 8/31/06, to be repurchased at $3,670,532 on 9/1/06, collateralized by Federal National Mortgage Assn., 6%-7%,
3/1/36-8/1/36, with a value of $1,262,388,232 (Cost $3,670,000)                       3,670,000           3,670,000
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,674,331,971)                                         104.3%      3,184,047,078
--------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                      (4.3)       (131,118,258)
                                                                                  ----------------------------------
NET ASSETS                                                                                100.0%    $ 3,052,928,820
                                                                                  ==================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES              GROSS             GROSS               SHARES
                                               AUGUST 31, 2005          ADDITIONS        REDUCTIONS       AUGUST 31,2006
-------------------------------------------------------------------------------------------------------------------------
CSK Auto Corp.                                       6,488,750             94,627         1,080,877            5,502,500
Enbridge Energy Management LLC                         700,000            787,096*          739,394              747,702


                                                                            VALUE          DIVIDEND             REALIZED
                                                                       SEE NOTE 1            INCOME          GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
CSK Auto Corp.                                                        $63,113,675               $--          $(7,956,683)
Enbridge Energy Management LLC                                         35,104,599                --              102,570
                                                                      ---------------------------------------------------
                                                                      $98,218,274               $--          $(7,854,113)
                                                                      ===================================================

* All or a portion of the transactions were a result of a stock dividend.


                      33 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

3. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                      CONTRACTS      EXPIRATION        EXERCISE             PREMIUM            VALUE
                                SUBJECT TO CALL           DATES           PRICE            RECEIVED       SEE NOTE 6
---------------------------------------------------------------------------------------------------------------------
Altria Group, Inc.                        6,750        12/18/06         $ 90.00          $  415,112       $  540,000
Everest Re Group Ltd.                     3,500         9/18/06          100.00             162,745               --
Kinder Morgan, Inc.                       9,500        11/20/06          105.00             829,491          712,500
Kraft Foods, Inc., Cl. A                 15,000         10/6/06           30.25           1,602,338        5,541,450
Loews Corp./Carolina Group                2,000         9/18/06           65.00              63,246               --
Pfizer, Inc.                              1,000         9/18/06           27.50              24,999           48,000
Raytheon Co.                              7,000        11/20/06           50.00             625,314          420,000
Raytheon Co.                              2,500         9/18/06           47.50             251,217          125,000
U.S. Bancorp                             10,000         9/18/06           32.50             326,240          150,000
Washington Mutual, Inc.                  10,000        10/23/06           45.00           2,043,471          350,000
                                                                                         ----------------------------
                                                                                         $6,344,173       $7,886,950
                                                                                         ============================

4. When-issued security or forward commitment to be delivered and settled after August 31, 2006. See Note 1 of accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $17,897,059 or 0.59% of the Fund's net assets as of August 31, 2006.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $2,332,233 or 0.08% of the Fund's net assets as of August 31, 2006.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $61,706,103 or 2.02% of the Fund's net assets as of August 31, 2006.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $961,871. See Note 5 of accompanying Notes.

11. Illiquid security. The aggregate value of illiquid securities as of August 31, 2006 was $45,153,150, which represents 1.48% of the Fund's net assets. See
Note 9 of accompanying Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.


                      34 | OPPENHEIMER CAPITAL INCOME FUND

13. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                                   CONTRACTS      EXPIRATION        EXERCISE       PREMIUM         VALUE
                                              SUBJECT TO PUT           DATES           PRICE      RECEIVED    SEE NOTE 6
--------------------------------------------------------------------------------------------------------------------------
BellSouth Corp.                                        2,712        10/23/06          $35.00   $   541,762   $    13,560
Boston Scientific Corp.                                  480        11/20/06           20.00       142,556       127,200
Boston Scientific Corp.                                   11         1/22/07           30.00         6,127        13,640
Capital One Financial Corp.                            1,000        10/23/06           70.00       261,992       135,000
Capital One Financial Corp.                            3,500        10/23/06           75.00     1,648,204     1,260,000
ENSCO International, Inc.                                271         9/18/06           50.00       180,552       143,630
ENSCO International, Inc.                                481        12/18/06           50.00       384,975       312,650
GlobalSantaFe Corp.                                       48         9/18/06           57.50        29,615        38,880
GlobalSantaFe Corp.                                    1,000        10/23/06           57.50       726,978       850,000
GlobalSantaFe Corp.                                    4,350         1/22/07           57.50     4,228,802     4,002,000
Phelps Dodge Corp.                                     3,000        10/23/06           75.00     1,886,492       270,000
Phelps Dodge Corp.                                     2,000        10/23/06           90.00     2,913,910     1,040,000
PMI Group, Inc. (The)                                  1,282        12/18/06           45.00       405,522       339,730
Take-Two Interactive Software, Inc.                    3,000         9/18/06           15.00       410,987       900,000
Take-Two Interactive Software, Inc.                    5,500        12/18/06           15.00     1,726,571     1,815,000
Transocean, Inc.                                       3,000        11/20/06           80.00     4,200,251     4,080,000
Tyco International Ltd.                                7,033        10/23/06           27.50     1,491,875     1,090,115
                                                                                               --------------------------
                                                                                               $21,187,171   $16,431,405
                                                                                               ==========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      35 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,613,078,717)                                     $ 3,085,828,804
Affiliated companies (cost $61,253,254)                                               98,218,274
                                                                                 ----------------
                                                                                   3,184,047,078
-------------------------------------------------------------------------------------------------
Cash                                                                                     480,838
-------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                112,535
-------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $18,326,400 sold on a when-issued basis
or forward commitment)                                                                21,592,539
Interest, dividends and principal paydowns                                            20,435,079
Shares of beneficial interest sold                                                     1,283,013
Other                                                                                     86,576
                                                                                 ----------------
Total assets                                                                       3,228,037,658

-------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------
Options written, at value (premiums received $27,531,344)
--see accompanying statement of investments                                           24,318,355
-------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                 74,262
-------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $135,924,653 purchased on
a when-issued basis or forward commitment)                                           146,041,730
Shares of beneficial interest redeemed                                                 2,620,526
Distribution and service plan fees                                                     1,222,149
Transfer and shareholder servicing agent fees                                            331,473
Shareholder communications                                                               222,222
Trustees' compensation                                                                    43,019
Futures margins                                                                           38,790
Other                                                                                    196,312
                                                                                 ----------------
Total liabilities                                                                    175,108,838

-------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $ 3,052,928,820
                                                                                 ================

-------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                       $       249,001
-------------------------------------------------------------------------------------------------
Additional paid-in capital                                                         2,548,267,834
-------------------------------------------------------------------------------------------------
Accumulated net investment income                                                      5,059,260
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions       (13,212,123)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                                    512,564,848
                                                                                 ----------------
NET ASSETS                                                                       $ 3,052,928,820
                                                                                 ================

                      36 | OPPENHEIMER CAPITAL INCOME FUND

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,594,507,457 and
211,207,431 shares of beneficial interest outstanding)                                                $12.28
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)       $13.03
-------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $258,811,805 and 21,319,655 shares
of beneficial interest outstanding)                                                                   $12.14
-------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $163,958,585 and 13,550,923 shares
of beneficial interest outstanding)                                                                   $12.10
-------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $35,650,973 and 2,923,104 shares of
beneficial interest outstanding)                                                                      $12.20

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      37 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                         $  68,620,165
-------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $10,263)             57,984,350
-------------------------------------------------------------------------------
Fee income                                                              91,851
-------------------------------------------------------------------------------
Other income                                                            61,987
                                                                 --------------
Total investment income                                            126,758,353

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Management fees                                                     16,153,003
-------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                              6,153,469
Class B                                                              2,736,971
Class C                                                              1,653,565
Class N                                                                162,774
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                              3,015,591
Class B                                                                466,302
Class C                                                                255,257
Class N                                                                 76,380
-------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                416,131
Class B                                                                 96,579
Class C                                                                 33,643
Class N                                                                  9,910
-------------------------------------------------------------------------------
Custodian fees and expenses                                            178,388
-------------------------------------------------------------------------------
Trustees' compensation                                                  45,585
-------------------------------------------------------------------------------
Administration service fees                                              1,500
-------------------------------------------------------------------------------
Other                                                                  223,011
                                                                 --------------
Total expenses                                                      31,678,059
Less reduction to custodian expenses                                    (1,156)
                                                                 --------------
Net expenses                                                        31,676,903

-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               95,081,450


                      38 | OPPENHEIMER CAPITAL INCOME FUND

-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments:
  Unaffiliated companies (including premiums on options exercised)   $  13,837,709
  Affiliated companies                                                  (7,854,113)
Closing and expiration of option contracts written                      19,692,603
Closing and expiration of futures contracts                              1,759,143
Foreign currency transactions                                               19,608
Swap contracts                                                              57,121
                                                                     --------------
Net realized gain                                                       27,512,071
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                              7,981,990
Futures contracts                                                          251,097
Option contracts                                                         4,574,751
Swap contracts                                                            (143,164)
                                                                     --------------
Net change in unrealized appreciation                                   12,664,674

-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 135,258,195
                                                                     ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      39 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                            2006               2005
----------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------
Net investment income                                                  $    95,081,450    $    90,086,029
----------------------------------------------------------------------------------------------------------
Net realized gain                                                           27,512,071        151,145,430
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                       12,664,674        159,251,121
                                                                       -----------------------------------
Net increase in net assets resulting from operations                       135,258,195        400,482,580

----------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                    (77,812,436)       (98,334,605)
Class B                                                                     (6,031,033)        (9,374,778)
Class C                                                                     (3,701,400)        (4,622,703)
Class N                                                                       (836,479)          (783,486)
----------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                   (112,727,835)       (79,229,551)
Class B                                                                    (12,275,789)        (9,824,424)
Class C                                                                     (7,342,478)        (4,580,356)
Class N                                                                     (1,340,023)          (642,942)

----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                     (3,331,341)       127,979,966
Class B                                                                    (31,772,777)       (37,260,401)
Class C                                                                      1,811,081         24,380,138
Class N                                                                      6,928,899         11,328,890

----------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                 (113,173,416)       319,518,328
----------------------------------------------------------------------------------------------------------
Beginning of period                                                      3,166,102,236      2,846,583,908
                                                                       -----------------------------------
End of period (including accumulated net investment income (loss) of
$5,059,260 and $(5,155,034), respectively)
                                                                       $ 3,052,928,820    $ 3,166,102,236
                                                                       ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      40 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A       YEAR ENDED AUGUST 31,                     2006           2005           2004             2003           2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.63     $    11.84     $    11.22       $     9.76     $    12.72
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .39 1          .38 1          .46              .54            .51
Net realized and unrealized gain (loss)                  .16           1.28            .69             1.35          (2.66)
                                                  --------------------------------------------------------------------------
Total from investment operations                         .55           1.66           1.15             1.89          (2.15)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.37)          (.48)          (.53)            (.43)          (.48)
Distributions from net realized gain                    (.53)          (.39)            --               --           (.33)
                                                  --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.90)          (.87)          (.53)            (.43)          (.81)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.28     $    12.63     $    11.84       $    11.22     $     9.76
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.68%         14.40%         10.32%           20.10%        (17.75)%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)          $2,594,507     $2,670,552     $2,379,956       $2,130,486     $1,873,458
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $2,608,268     $2,565,609     $2,356,948       $1,900,896     $2,224,911
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   3.21%          3.09%          3.85%            5.41%          4.48%
Total expenses                                          0.91%          0.89% 4        0.89% 4,5        0.93% 4        0.98% 4
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   66% 6          55% 6          52%             141%           148%


1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                     PURCHASE TRANSACTIONS     SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2006                  $2,212,763,141        $2,305,352,091
Year Ended August 31, 2005                  $3,541,353,653        $3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      41 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B      YEAR ENDED AUGUST 31,                      2006           2005           2004              2003           2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.49     $    11.72     $    11.10        $     9.67     $    12.60
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .28 1          .28 1          .36               .45            .41
Net realized and unrealized gain (loss)                  .16           1.26            .68              1.33          (2.62)
                                                  ----------------------------------------------------------------------------
Total from investment operations                         .44           1.54           1.04              1.78          (2.21)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.26)          (.38)          (.42)             (.35)          (.39)
Distributions from net realized gain                    (.53)          (.39)            --                --           (.33)
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.79)          (.77)          (.42)             (.35)          (.72)
------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $    12.14     $    12.49     $    11.72        $    11.10     $     9.67
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      3.84%         13.40%          9.46%            18.94%        (18.31)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  258,812     $  299,093     $  316,568        $  343,074     $  327,368
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  273,916     $  304,769     $  349,853        $  312,457     $  410,652
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   2.37%          2.25%          3.00%             4.55%          3.67%
Total expenses                                          1.74%          1.73% 4        1.76% 4,5         1.81% 4        1.76% 4
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   66% 6          55% 6          52%              141%           148%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                PURCHASE TRANSACTIONS     SALE TRANSACTIONS
---------------------------------------------------------------------------
Year Ended August 31, 2006             $2,212,763,141        $2,305,352,091
Year Ended August 31, 2005             $3,541,353,653        $3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      42 | OPPENHEIMER CAPITAL INCOME FUND

CLASS C      YEAR ENDED AUGUST 31,                      2006           2005           2004              2003           2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.46     $    11.69     $    11.09        $     9.66     $    12.59
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .29 1          .28 1          .35               .45            .42
Net realized and unrealized gain (loss)                  .15           1.26            .69              1.34          (2.62)
                                                  ----------------------------------------------------------------------------
Total from investment operations                         .44           1.54           1.04              1.79          (2.20)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.27)          (.38)          (.44)             (.36)          (.40)
Distributions from net realized gain                    (.53)          (.39)            --                --           (.33)
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.80)          (.77)          (.44)             (.36)          (.73)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.10     $    12.46     $    11.69        $    11.09     $     9.66
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      3.83%         13.52%          9.40%            19.05%        (18.30)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  163,959     $  167,013     $  133,368        $   93,797     $   72,792
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  165,514     $  150,410     $  122,458        $   75,459     $   84,049
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   2.40%          2.27%          3.01%             4.55%          3.74%
Total expenses                                          1.71%          1.71% 4        1.72% 4,5         1.78% 4        1.76% 4
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   66% 6          55% 6          52%              141%           148%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS    SALE TRANSACTIONS
-----------------------------------------------------------------------------
Year Ended August 31, 2006                $2,212,763,141       $2,305,352,091
Year Ended August 31, 2005                $3,541,353,653       $3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      43 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N          YEAR ENDED AUGUST 31,                  2006           2005           2004              2003           2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    12.55     $    11.78     $    11.16        $     9.73     $    12.69
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .34 1          .34 1          .39               .46            .50
Net realized and unrealized gain (loss)                  .16           1.26            .72              1.37          (2.66)
                                                  ----------------------------------------------------------------------------
Total from investment operations                         .50           1.60           1.11              1.83          (2.16)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.32)          (.44)          (.49)             (.40)          (.47)
Distributions from net realized gain                    (.53)          (.39)            --                --           (.33)
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.85)          (.83)          (.49)             (.40)          (.80)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.20     $    12.55     $    11.78        $    11.16     $     9.73
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.32%         13.95%         10.01%            19.45%        (17.89)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   35,651     $   29,444     $   16,692        $    9,023     $    4,071
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   32,598     $   22,974     $   13,301        $    5,968     $    2,839
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   2.82%          2.73%          3.42%             4.92%          4.74%
Total expenses                                          1.30%          1.24% 4        1.28% 4,5         1.35% 4        1.25% 4
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   66% 6          55% 6          52%              141%           148%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                PURCHASE TRANSACTIONS   SALE TRANSACTIONS
-------------------------------------------------------------------------
Year Ended August 31, 2006             $2,212,763,141      $2,305,352,091
Year Ended August 31, 2005             $3,541,353,653      $3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      44 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available


                      45 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2006, the market value of these securities comprised 7.6% of the Fund's net assets and resulted in unrealized cumulative gains of $14,641,092.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of August 31, 2006, the Fund had purchased $135,924,653 of securities issued on a when-issued basis or forward commitment and sold $18,326,400 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such


                      46 | OPPENHEIMER CAPITAL INCOME FUND
transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                      47 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
UNDISTRIBUTED     UNDISTRIBUTED               ACCUMULATED      OTHER INVESTMENTS
NET INVESTMENT        LONG-TERM                      LOSS     FOR FEDERAL INCOME
INCOME                     GAIN      CARRYFORWARD 1,2,3,4           TAX PURPOSES
--------------------------------------------------------------------------------
$22,026,713                 $--                $6,086,311           $488,518,969

1. As of August 31, 2006, the Fund had $37,847 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

2. The Fund had $6,048,464 of straddle losses which were deferred.

3. During the fiscal year ended August 31, 2006, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended August 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                  INCREASE TO                 INCREASE TO
                                  ACCUMULATED             ACCUMULATED NET
       INCREASE TO             NET INVESTMENT               REALIZED LOSS
       PAID-IN CAPITAL                 INCOME            ON INVESTMENTS 5
       ------------------------------------------------------------------
       $648,789                    $3,514,192                  $4,162,981

5. $1,119,832 was distributed in connection with Fund share redemptions.


                      48 | OPPENHEIMER CAPITAL INCOME FUND

The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005 was as follows:

                                        YEAR ENDED                  YEAR ENDED
                                   AUGUST 31, 2006             AUGUST 31, 2005
-------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                       $162,410,486                $113,115,572
Long-term capital gain                  59,656,987                  94,277,273
                                      -----------------------------------------
Total                                 $222,067,473                $207,392,845
                                      =========================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities          $ 2,698,274,740
            Federal tax cost of other investments      (141,337,674)
                                                    ----------------
            Total federal tax cost                  $ 2,556,937,066
                                                    ================

            Gross unrealized appreciation           $   591,708,830
            Gross unrealized depreciation              (103,189,861)
                                                    ----------------
            Net unrealized appreciation             $   488,518,969
                                                    ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.


                      49 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      50 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                   YEAR ENDED AUGUST 31, 2006            YEAR ENDED AUGUST 31, 2005
                                   SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------
CLASS A
Sold                           18,616,904       $ 226,300,881        22,558,905       $ 277,939,203
Dividends and/or
distributions reinvested       14,837,822         176,523,004        13,463,832         165,521,957
Redeemed                      (33,641,665)       (406,155,226)      (25,590,738)       (315,481,194)
                               ---------------------------------------------------------------------
Net increase (decrease)          (186,939)      $  (3,331,341)       10,431,999       $ 127,979,966
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS B

Sold                            3,241,843       $  38,903,049         4,597,999       $  56,062,655
Dividends and/or
distributions reinvested        1,451,650          17,079,474         1,486,058          18,104,691
Redeemed                       (7,316,039)        (87,755,300)       (9,161,381)       (111,427,747)
                               ---------------------------------------------------------------------
Net decrease                   (2,622,546)      $ (31,772,777)       (3,077,324)      $ (37,260,401)
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS C

Sold                            2,830,185       $  33,853,111         3,382,894       $  41,213,863
Dividends and/or
distributions reinvested          845,746           9,915,326           693,034           8,423,553
Redeemed                       (3,532,313)        (41,957,356)       (2,075,964)        (25,257,278)
                               ---------------------------------------------------------------------
Net increase                      143,618       $   1,811,081         1,999,964       $  24,380,138
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS N

Sold                            1,158,822       $  13,939,161         1,172,709       $  14,333,266
Dividends and/or
distributions reinvested          178,715           2,111,820           114,121           1,396,302
Redeemed                         (760,312)         (9,122,082)         (358,515)         (4,400,678)
                               ---------------------------------------------------------------------
Net increase                      577,225       $   6,928,899           928,315       $  11,328,890
                               =====================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2006, were as follows:

                                             PURCHASES               SALES
     ----------------------------------------------------------------------
     Investment securities              $1,877,908,686      $1,894,044,219
     U.S. government and
     government agency obligations          88,930,024         121,538,583
     To Be Announced (TBA)
     mortgage-related securities         2,212,763,141       2,305,352,091


                      51 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

FEE SCHEDULE AUG. 1, 2005 TO DECEMBER 31, 2005      FEE SCHEDULE EFFECTIVE JAN. 1, 2006
----------------------------------------------------------------------------------------------------
Up to $100 million of net assets        0.75%       Up to $100 million of net assets          0.75%
Next $100 million of net assets         0.70        Next $100 million of net assets           0.70
Next $100 million of net assets         0.65        Next $100 million of net assets           0.65
Next $100 million of net assets         0.60        Next $100 million of net assets           0.60
Next $100 million of net assets         0.55        Next $100 million of net assets           0.55
Over $500 million of net assets         0.50        From $500 million to $5 billion
                                                    of net assets                             0.50
                                                    Over $5 billion of net assets             0.48

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2006, the Fund paid $3,794,415 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan


                      52 | OPPENHEIMER CAPITAL INCOME FUND
at August 31, 2006 for Class B, Class C and Class N shares were $8,531,867, $3,783,065 and $579,278, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                                              CLASS A            CLASS B            CLASS C          CLASS N
                                          CLASS A          CONTINGENT         CONTINGENT         CONTINGENT       CONTINGENT
                                        FRONT-END            DEFERRED           DEFERRED           DEFERRED         DEFERRED
                                    SALES CHARGES       SALES CHARGES      SALES CHARGES      SALES CHARGES    SALES CHARGES
                                      RETAINED BY         RETAINED BY        RETAINED BY        RETAINED BY      RETAINED BY
YEAR ENDED                            DISTRIBUTOR         DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR      DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------------------
August 31, 2006                          $790,133              $3,857           $502,444            $30,357          $11,456

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for


                      53 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                         UNREALIZED
                                 EXPIRATION        NUMBER OF      VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION                  DATES        CONTRACTS      AUGUST 31, 2006    (DEPRECIATION)
----------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                    12/19/06              451          $50,089,188         $ 325,521
U.S. Treasury Nts., 10 yr.         12/19/06              117           12,562,875             6,641
                                                                                          ----------
                                                                                            332,162
                                                                                          ----------
CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.        9/7/06              157           23,788,854          (463,813)
U.S. Treasury Nts., 2 yr.          12/29/06              639          130,575,656          (199,441)
U.S. Treasury Nts., 5 yr.          12/29/06              215           22,598,516           (70,429)
                                                                                          ----------
                                                                                           (733,683)
                                                                                          ----------
                                                                                          $(401,521)
                                                                                          ==========

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.


                      54 | OPPENHEIMER CAPITAL INCOME FUND

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security [or commodity] increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security [or commodity] decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2006 was as follows:

                                                         CALL OPTIONS                       PUT OPTIONS
                                         ----------------------------      ----------------------------
                                         NUMBER OF          AMOUNT OF      NUMBER OF          AMOUNT OF
                                         CONTRACTS           PREMIUMS      CONTRACTS           PREMIUMS
-------------------------------------------------------------------------------------------------------
Options outstanding as of
August 31, 2005                             30,563       $  4,354,050         65,934       $ 15,086,303
Options written                            265,819         20,248,754        372,878         82,034,765
Options closed or expired                 (216,045)       (16,272,363)      (336,797)       (59,440,300)
Options exercised                          (13,087)        (1,986,268)       (63,347)       (16,493,597)
                                          --------------------------------------------------------------
Options outstanding as of
August 31, 2006                             67,250       $  6,344,173         38,668       $ 21,187,171
                                          ==============================================================

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).


                      55 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS Continued

As of August 31, 2006, the Fund had entered into the following total return swap agreements:

SWAP                                                                            NOTIONAL     TERMINATION          UNREALIZED
COUNTERPARTY             SWAP DESCRIPTION                                         AMOUNT           DATES        DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
                         Received or paid monthly. The Counterparty
                         pays the Fund a Floating Payment which is
                         the sum of the Notional Amount, the Lehman
                         Brothers CMBS Index Spread and the Financial
                         Spread on the initial Notional Amount for the
                         Swap Interest Accrual Period. In addition, the
                         Counterparty, pays the Fund the Total Return
                         Amount if it is a positive value for a given
                         Index Period. If it is a negative, the Fund pays
                         the Counterparty the absolute value of the
Deutsche Bank            Total Return Amount for a given Index Period,
AG                       on each Payment Date.                                $5,560,000         12/1/06              $5,644
-----------------------------------------------------------------------------------------------------------------------------
                         Received or paid monthly. If the Carry
                         Amount, plus the Spread Return Amount
                         (Spread Change times Duration times
                         Notional Amount), is positive, the
                         Counterparty pays the Fund. The payment
                         is based on the Carry Amount which is the
                         Spread on the Lehman Brothers CMBS AAA
                         8.5+ Index as of the close of one Business Day
                         prior to the Period End Day plus 15 basis
                         points times the Notional Amount times the
Lehman Brothers          Day Count Basis. If it is negative, the Fund
Special Financing,       pays the Counterparty the absolute value of
Inc.                     the Spread Return Amount.                             6,170,000         12/1/06               6,263
                                                                                                                     --------
                                                                                                                     $11,907
                                                                                                                     ========
Abbreviation is as follows:
CMBS                     Commercial Mortgage Backed Securities

--------------------------------------------------------------------------------
 8. CREDIT DEFAULT SWAP CONTRACTS

The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Credit default swap contracts are subject to credit risks (for example if the counterparty fails to meet its obligations).

      As a purchaser of a credit default swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. The Fund also records an increase or decrease to unrealized gain (loss) in an amount equal to the daily valuation. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from


                      56 | OPPENHEIMER CAPITAL INCOME FUND
the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain.

Information regarding such credit default swaps as of August 31, 2006 is as follows:

                                                                 NOTIONAL        ANNUAL
                                                                   AMOUNT      INTEREST
                         REFERENCED                           RECEIVED BY     RATE PAID            UNREALIZED
                         DEBT                               THE FUND UPON        BY THE          APPRECIATION
COUNTERPARTY             OBLIGATION                          CREDIT EVENT          FUND        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
Deutsche Bank            Weyerhaeuser Co.                      $2,910,000         0.580%             $(13,637)
--------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                         Arrow Electronics, Inc.                2,910,000         0.790               (33,301)
                         Arrow Electronics, Inc.                1,470,000         0.770               (14,971)
                         Belo Corp.                             1,675,000         0.650                 5,260
                         Belo Corp.                               925,000         0.670                 2,054
                         Belo Corp.                             1,870,000         0.675                 3,721
                         Federated Department Stores, Inc.      2,910,000         0.445                  (417)
                                                                                                     ---------
                                                                                                     $(51,291)
                                                                                                     =========

As a seller of a credit default swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. The Fund also records an increase or decrease to unrealized gain (loss) in an amount equal to the daily valuation. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss.

Information regarding such credit default swaps as of August 31, 2006 is as follows:

                                                                              ANNUAL
                                                                NOTIONAL    INTEREST
                                                                  AMOUNT        RATE
                  REFERENCED                                     PAID BY    RECEIVED             UNREALIZED
                  DEBT                                     THE FUND UPON      BY THE           APPRECIATION
COUNTERPARTY      OBLIGATION                                CREDIT EVENT        FUND         (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
Deutsche Bank:
                  Abitibi-Consolidated Co. of Canada          $2,385,000        1.52%               $ 6,772
                  Allied Waste North America, Inc.               920,000        2.00                 11,247
                  Allied Waste North America, Inc.             1,440,000        2.00                 17,524
                  General Motors Acceptance Corp.                825,000        2.30                 10,647
                  General Motors Corp.                           920,000        6.40                    (18)
                  General Motors Corp.                           560,000        6.40                    (11)


                       57 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CREDIT DEFAULT SWAP CONTRACTS Continued

                                                                                 ANNUAL
                                                                   NOTIONAL    INTEREST
                                                                     AMOUNT        RATE
                          REFERENCED                                PAID BY    RECEIVED              UNREALIZED
                          DEBT                                THE FUND UPON      BY THE            APPRECIATION
COUNTERPARTY              OBLIGATION                           CREDIT EVENT        FUND          (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                          General Motors Acceptance Corp.        $1,875,000        3.15%               $ 50,424
                          Hyundai Motor Manufacturing
                          Alabama LLC                             1,280,000        0.40                   2,293
                          J.C. Penney Corp., Inc.                 2,910,000        0.61                   2,593
                                                                                                       --------
                                                                                                       $101,471
                                                                                                       ========

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of August 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of August 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
11. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers


                      58 | OPPENHEIMER CAPITAL INCOME FUND
of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                      59 | OPPENHEIMER CAPITAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund, including the statement of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
October 16, 2006


                      60 | OPPENHEIMER CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.2370 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 21, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2006 which are not designated as capital gain distributions should be multiplied by 34.44% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2006 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $42,946,412 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2007, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2006, $58,371,590 or 66.05% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $16,339,436 or 22.07% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      61 | OPPENHEIMER CAPITAL INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      62 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,              President, Colorado Christian University (since 2006); Chairman of the
Chairman of the Board              following private mortgage banking companies: Cherry Creek Mortgage Company
of Trustees (since 2003),          (since 1991), Centennial State Mortgage Company (since 1994), and The El
Trustee (since 1999)               Paso Mortgage Company (since 1993); Chairman of the following private
Age: 69                            companies: Ambassador Media Corporation (since 1984) and Broadway
                                   Ventures (since 1984); Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for
                                   Christ (since 1991) and The Lynde and Harry Bradley Foundation, Inc.
                                   (non-profit organization) (since 2002); former Chairman of the following: Transland
                                   Financial Services, Inc. (private mortgage banking company) (1997-2003), Great
                                   Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc.
                                   (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident
                                   (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment
                                   (television channel) (1992-1997); U.S. Senator (January 1979-January 1991).
                                   Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                    Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1993)               equity funds) (until February 2001); Chairman, President and Chief Executive
Age: 75                            Officer of A.G. Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards
                                   & Sons, Inc. (brokerage company) (until 2000) and A.G. Edwards Trust Company
                                   (investment adviser) (until 2000); Vice Chairman and Director of A.G. Edwards,
                                   Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March
                                   1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E.
                                   Asset Management (investment adviser) (until March 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                   Assistant Secretary and Director of Centennial Asset Management Corporation
Trustee (since 1998)               (December 1991-April 1999); President, Treasurer and Director of Centennial
Age: 70                            Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director
                                   of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                   Manager (September 1987-April 1999). Oversees 38 portfolios in the
                                   OppenheimerFunds complex.

EDWARD L. CAMERON,                 Member of The Life Guard of Mount Vernon (George Washington historical
Trustee (since 1999)               site) (since June 2000); Director of Genetic ID, Inc. (biotech company) (March
Age: 68                            2001-May 2002); Partner at PricewaterhouseCoopers LLP (accounting firm)
                                   (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment
                                   Management Industry Services Group (accounting firm) (July 1994-June 1998).
                                   Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                     Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 1990)               Northwestern Energy Corp. (public utility corporation) (since November 2004);
Age: 64                            Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky
                                   Mountain Elk Foundation (non-profit organization) (February 1998-February
                                   2003 and since February 2005); Chairman and Director (until October 1996)
                                   and President and Chief Executive Officer (until October 1995) of the Manager;


                      63 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JON S. FOSSEL,                     President, Chief Executive Officer and Director of the following: Oppenheimer
Continued                          Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders
                                   Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees
                                   38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                      Director of Colorado UpLIFT (charitable organization) (since September 1984).
Trustee (since 1996)               Mr. Freedman held several positions with the Manager and with subsidiary or
Age: 66                            affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,               Trustee of Monterey Institute for International Studies (educational
Trustee (since 2002)               organization) (since February 2000); Board Member of Middlebury College (educational
Age: 60                            organization) (since December 2005); Director of The California Endowment
                                   (philanthropic organization) (since April 2002); Director (February 2002-2005)
                                   and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                   Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of
                                   American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000);
                                   Member of the investment committees of The Rockefeller Foundation (since
                                   2001) and The University of Michigan (since 2000); Advisor at Credit Suisse First
                                   Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005);
                                   Trustee of MassMutual Institutional Funds (investment company) (1996-June
                                   2004); Trustee of MML Series Investment Fund (investment company) (April
                                   1989-June 2004); Member of the investment committee of Hartford Hospital
                                   (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003).
                                   Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                  Director of Jones International University (educational organization) (since
Trustee (since 2002)               August 2005); Chairman, Chief Executive Officer and Director of Steele Street
Age: 62                            State Bank (commercial banking) (since August 2003); Director of Colorado
                                   UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family
                                   Foundation (non-profit organization) (since 2000); Former Chairman of U.S.
                                   Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National
                                   Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July
                                   2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-
                                   February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,          Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2000)               (investment company) (since 1996) and MML Series Investment Fund
Age: 64                            (investment company) (since 1996); Trustee (since 1987) and Chairman (1994-2005) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since
                                   January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank)
                                   (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                   Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999).
                                   Oversees 40 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
OFFICER                            FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN
                                   INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER
                                   FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                   MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                   AND ITS AFFILIATES.


                      64 | OPPENHEIMER CAPITAL INCOME FUND

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee, President and             (since September 2000) of the Manager; President and director or trustee of
Principal Executive Officer        other Oppenheimer funds; President and Director of OAC and of Oppenheimer
(since 2001)                       Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since
Age: 57                            July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                   Manager) (since November 2001); Chairman and Director of Shareholder Services,
                                   Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the
                                   Manager) (since July 2001); President and Director of OppenheimerFunds Legacy
                                   Program (charitable trust program established by the Manager) (since July 2001);
                                   Director of the following investment advisory subsidiaries of the Manager: OFI
                                   Institutional Asset Management, Inc., Centennial Asset Management Corporation,
                                   Trinity Investment Management Corporation and Tremont Capital Management,
                                   Inc. (since November 2001), HarbourView Asset Management Corporation and
                                   OFI Private Investments, Inc. (since July 2001); President (since November 2001)
                                   and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                                   Executive Vice President of Massachusetts Mutual Life Insurance Company
                                   (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                   Corporation (holding company parent of Babson Capital Management LLC)
                                   (since June 1995); Member of the Investment Company Institute's Board of
                                   Governors (since October 3, 2003); Chief Operating Officer of the Manager
                                   (September 2000-June 2001); President and Trustee of MML Series Investment
                                   Fund and MassMutual Select Funds (open-end investment companies)
                                   (November 1999-November 2001); Director of C.M. Life Insurance Company
                                   (September 1999-August 2000); President, Chief Executive Officer and Director
                                   of MML Bay State Life Insurance Company (September 1999-August 2000);
                                   Director of Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees 91 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS.
FUND                               LEVINE, ZACK, GILLESPIE AND MS. BLOOMBERG , TWO WORLD FINANCIAL CENTER, 225
                                   LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED,
                                   PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-
                                   3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                                   RETIREMENT, DEATH OR REMOVAL.

MICHAEL S. LEVINE,                 Vice President of the Manager since June 1998. An officer of 1 portfolio in the
Vice President (since 1999)        OppenheimerFunds complex.
Age: 41

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief           March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Compliance Officer                 Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
(since 2004)                       Vice President and Director of Internal Audit of the Manager (1997-February
Age: 56                            2004). An officer of 91 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal            the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial and Accounting           Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)               Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 47                            Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                   and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                   Inc. (since November 2000), and OppenheimerFunds Legacy Program (since June
                                   2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:


                      65 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,                   OAC (since March 1999), Centennial Asset Management Corporation (March 1999-
Continued                          October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                                   Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund
                                   Services Division (March 1995-March 1999). An officer of 91 portfolios in the
                                   OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Assistant Vice President of the Manager (since August 2002); Manager/Financial
Assistant Treasurer                Product Accounting of the Manager (November 1998-July 2002). An officer of
(since 2004)                       91 portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                       Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003);
Age: 36                            Director of Mutual Fund Operations at American Data Services, Inc. (September
                                   2000-May 2001). An officer of 91 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Vice President and Secretary       2002) of the Manager; General Counsel and Director of the Distributor (since
(since 2001)                       December 2001); General Counsel of Centennial Asset Management Corporation
Age: 58                            (since December 2001); Senior Vice President and General Counsel of HarbourView
                                   Asset Management Corporation (since December 2001); Secretary and General
                                   Counsel of OAC (since November 2001); Assistant Secretary (since September
                                   1997) and Director (since November 2001) of OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                   Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real
                                   Asset Management, Inc. (since November 2001); Senior Vice President, General
                                   Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                   Director of OFI Private Investments, Inc. and OFI Trust Company (since November
                                   2001); Vice President of OppenheimerFunds Legacy Program (since June 2003);
                                   Senior Vice President and General Counsel of OFI Institutional Asset Management,
                                   Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                   December 2003); Senior Vice President (May 1985-December 2003), Acting General
                                   Counsel (November 2001-February 2002) and Associate General Counsel (May
                                   1981-October 2001) of the Manager; Assistant Secretary of the following:
                                   Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                                   Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                   International Ltd. (September 1997-November 2001). An officer of 91 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary                Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                       2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant
Age: 38                            General Counsel (May 1999-December 2000) of UBS Financial Services Inc.
                                   (formerly, PaineWebber Incorporated). An officer of 91 portfolios in the
                                   OppenheimerFunds complex.


                      66 | OPPENHEIMER CAPITAL INCOME FUND

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary               October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                      (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 40                           Management Corporation (since October 2003); Vice President and Assistant
                                  Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of
                                  OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                  December 2001); Assistant Counsel of the Manager (August 1994-October 2003).
                                  An officer of 91 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary               September 2004); First Vice President (2000-September 2004), Director (2000-
(since 2004)                      September 2004) and Vice President (1998-2000) of Merrill Lynch Investment
Age: 42                           Management. An officer of 91 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                      67 | OPPENHEIMER CAPITAL INCOME FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $40,500 in fiscal 2006 and $39,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: seed money audit.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $9,719 in fiscal 2006 and no such fees in fiscal 2005 to the registrant.

The principal accountant for the audit of the registrant's annual financial statements billed $2,625 in fiscal 2006 and no such fees in 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant's retirement plan with respect to its trustees.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $12,344 in fiscal 2006 and $5,000 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund


By:   /S/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 10/16/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /S/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 10/16/2006


By:   /S/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 10/16/2006